UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2012

NANOTECH ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-149184	20-1379559
(State of Incorporation)	(Commission File No.)	(Tax ID No.)
3838 Raymert Drive, Suite 3
Las Vegas, NV 89121
(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (702) 518-7410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e -4(c)).

Item 9. Financial Information

NanoTech Entertainment has recently changed Audit firms, as noted in its most recent 8K filings, and is working with its new Auditors in an effort to create and file all past due SEC required filings. The Audit firm has agreed to complete the work based on a payment plan that will allow NanoTech to work within a schedule to complete the audits within 90 days of funding.

NanoTech Entertainment has identified a group of investors that is willing to work with the firm in order to meet its financial obligations with the new Audit firm and raise $35,000 required to complete the audits through a convertible debenture that will carry a 10% APR for a two year period and the option to convert at a 30% discounted rate. In an effort to identify NanoTech’s status and requirements, the basic information regarding 2010 and 2011 financial information is being filed in this 8K form. Given the budget for the completion of Audits, NanoTech anticipates the ability to file all past due financial forms within 60 days.

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NanoTech Entertainment is filing these interim financial statements in an effort to provide investors with an insight into the financial status of the company until such time as the completion of the reviews by the company’s accounting firm, adjustments have been applied and reports reviewed and approved by the company’s new auditing firm. The information contained within shall form the basis for the following forms:

10K for the period ending June 30, 2010

10Q for the period ending September 30, 2010

10Q for the period ending December 31, 2010

10Q for the period ending March 31, 2011

10K for the period ending June 30, 2011

10Q for the period ending September 30, 2011

10Q for the period ending December 31, 2011

9.1 – Financial Information Forming Basis for 10K for period ending June 30, 2010

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

All readers of this document and any document incorporated by reference herein are advised that this document and documents incorporated by reference into this document contain forward-looking statements and statements of historical facts. Forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially for those indicated by the forward-looking statements. Examples of forward-looking statements include, but are not limited to (i) revenue projections, income (loss), earnings (loss) per share, capital expenditures, dividends, capital structure and other financial items, (ii) statements of the plans and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions with regards to customers, suppliers, competitors or regulatory authorities, (iii) statements of future performance, and (iv) statements of assumptions underlying other statements about the Company or its business.

This document and all documents incorporated herein by reference also identify factors which could cause actual results to differ materially from those indicated by the forward-looking statements. Please refer to “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.”

The cautions outlined made in this statement and elsewhere in this document should not be construed as complete or exhaustive. In many cases, we cannot predict factors which could cause results to differ materially from those indicated by the forward-looking statements. Additionally, many items or factors that could cause actual results to differ materially from forward-looking statements are beyond our ability to control. The Company will not undertake an obligation to further update or change any forward-looking statement, whether as a result of new information, future developments, or otherwise.

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PART I

ITEM 1.  BUSINESS

General

NanoTech Entertainment, Inc. (the “Company” or “We” or “NanoTech”) was originally organized as a Nevada Corporation on July 15, 2004 under the name Aldar Group, Inc. (“AGI”) for the purpose of acquiring, selling and breeding thoroughbred horses.

On April 30, 2009, the Company entered into a Sale and Acquisition Agreement (the “Agreement”) with NanoTech Entertainment, Inc. (“NEI”), a Nevada corporation, wherein the Company acquired 100% of NEI’s issued and outstanding common stock through the exchange of 6,480,000 common shares. As a result of the Agreement, the Company changed its name to NanoTech Entertainment, Inc. (“NTI”) to better reflect the direction of the newly formed entity.

For accounting purposes, the share exchange transaction was treated as a capital transaction where AGI, as the shell-corporation and legal acquirer, issued stock for the net monetary assets of NEI, the accounting acquirer, accompanied by a recapitalization. The accounting is similar in form to a reverse acquisition, except that goodwill or other intangibles are not recorded.

The Company now operates as a virtual manufacturer, developing technology and games, and then licensing such products to third parties for manufacturing and ultimate distribution. The Company’s business model supports relatively low overhead costs and efficiencies in operations in the new global manufacturing economy.

Company Overview

NanoTech Entertainment, Inc. is a provider of gaming technology for the coin-op arcade, casino gaming, and consumer gaming markets. Headquartered in Las Vegas, Nevada, we operate as a virtual manufacturer, developing technology and games, and then licensing them to third parties for manufacturing and distribution.

With an ever-expanding lineup of technology and products, NanoTech is redefining the role of developers and manufacturers in the gaming market. NanoTech's team is comprised of industry veterans of the gaming industry and have collectively been responsible for dozens of award winning products and multi-million copy selling video games and technology.

Market and Industry

We have experience and products for all aspects of the various gaming industries.  By traversing the market from consumer to coin-op to casino, the Company may be able to take advantage of all three growth & profitable industries and balance out the seasonal patterns of each.

Even in the unsteady economic climate, the gaming market continues to flourish and expand.  In 2008, the arcade industry saw $7.2 billion in revenue, and the consumer market saw $58 billion with a growth of 19% in 2008. The following are excerpts from other sources:

•	“As people cut back on travel and going out, they are turning more to home entertainment, providing a boost to the video game industry.” Reuters, April 2, 2009

•	“The video game business continues to enjoy robust growth, making it the fastest growing of the many consumer goods categories.” Market Watch, Feb 18, 2009

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The NanoTech team has won numerous awards in recent years including innovative product of the year in 2005 and 2006 in the arcade industry and innovative product of the year in 2007 in the casino market.

Products

Below is a list of the Company’s current product line with detailed descriptions. For more information on the Company’s products and services you can view our web site at www.NanoTechEnt.com.

MultiPin™ - There is currently only one Pinball manufacturer left in the world, Stern Pinball.  While they supply over 10,000 machines per year to the market, there is a huge demand for new and innovative pinball.  MultiPin™ represents the next generation in pinball.  By replacing the mechanical parts of a pinball machine with state of the art electronics, MultiPin™ solves two major problems seen by operators of Pinball machines.  First, it eliminates any mechanical failures, which are common amongst pinball machines.  Secondly, it provides a multi-game platform that can be constantly updated with new games without having to swap out the machine.  Our proprietary physics engine and motion sensors allow MultiPin™ to accurately recreate the experience of a mechanical pinball machine, while providing players with a variety of classic and modern pinball games to choose from.

 Xtreme Rally Racing™ - An Xtreme Off-Road Racing Experience with no boundaries. Xtreme Rally Racing is an innovative new driving machine that features three modes of game play:

Xtreme Off-Road - Race head-to-head against other players and the computer to checkpoints while driving anywhere on the map with no preset course.

Timed Rally Stages - Classic Rally Racing on real world courses. Players will be able to race in five different countries on real world rally courses.

Xtreme Stadium Racing - Custom Stadiums designed for Xtreme racing, including a figure-8 multi-lap course with huge jumps.

NanoNET Online System - Local and worldwide head-to-head competition in real time against machines located around the world. Remote operator control of your machines including diagnostics, accounting reports, and automatic software updates and enhancements downloaded over the net. Link up to four cabinets for local multiplayer action.

Pinball Wizard ™ - Consumer Pinball enthusiasts have been growing with the advent of Visual Pinball and now Future Pinball.  The official Visual Pinball forum boasts over 155,000 members, and the free version Future Pinball has been downloaded over 1 million times in the past six months, and over 500,000 copies in April 2009.  We have created the only input device designed to give these players a way to experience real pinball controls on their personal computer.   Based on the technology developed for the MultiPin™ product we have built a controller that lets people play pinball using traditional controls and the ability to “shake” and “nudge” the table.

Mot-Ion™ Adapter - The Mot-Ion adapter is a USB adapter that allows do-it-yourself Pinball enthusiasts to build their own cabinet using real pinball controls providing analog inputs for nudging and bumping. This kit includes everything needed to connect a pinball cabinet to a PC (I/O Board, Digital Plunger, and Wiring Harness).

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Opti-Gun™ Adapter - The OptiGun adapter is a USB adapter that allows players to connect Arcade Light Guns to any USB based system. This universal adapter provides a complete solution to implement an arcade game including gun inputs, force feedback outputs, digital inputs, and built-in audio amplifiers. The adapter can also be used with PC based emulators such as M.A.M.E. to connect arcade light guns on your home system.

Retr-IO™ Adapter - The Retr-IO adapter provides a standard JAMMA interface for USB based systems. This universal adapter provides a complete solution to implement an arcade game using joysticks, trackballs, spinners, and buttons, and features digital outputs and built-in audio and video amplifiers.

The board works with any PC based system including M.A.M.E and other emulation products. It provides an all-in-one solution to hooking up traditional arcade controls to your PC, or any USB system. All digital inputs and outputs are interfaced via standard keyboard commands, and appear as mapped keys to your games. The default key mappings match those of many popular PC emulation products. Two trackballs and two spinners are supported and mapped to the system as mice. The board supports four player standard configurations or two player four-way joystick and six-button configurations.

Competition

The Company will compete against established companies with significantly greater financial, marketing, research and development, personnel, and other resources than the Company. Such competition could have a material adverse effect on the Company's profitability.

Government Regulation

There are no government regulations regulating the development and sale of gaming products for coin-operated machines.

ITEM 1A.  RISK FACTORS

Not applicable.

ITEM 1B.  UNRESOLVED STAFF COMMENTS

Not applicable.

ITEM 2.  PROPERTIES

Our principal Nevada executive offices are located at 3883 Raymert Drive, Suite 3, Las Vegas, NV 89121 and our phone number is 702-518-7410.

ITEM 3.  LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings nor do we have any knowledge of any threatened litigation.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

No matters were submitted to a vote of security holders during the fiscal year ended June 30, 2010.

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PART II

ITEM 5.  MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Our common stock is currently quoted on the Pink OTC Markets Inc., more commonly referred to as the Pink Sheets (the “Pink Sheets”) under the symbol “NTEK.”

There has been limited trading of our common stock since our initial listing on the OTCBB® on September 22, 2008 under the ticker symbol ALDJ. On June 10, 2009, pursuant to a corporate name change and a change in control of the Company, the ticker was changed to NTEK. On October 2, 2009, our symbol was changed to NTEKE for failure to be current in our reporting obligations with the Securities and Exchange Commission. On November 3, 2009, our ticker symbol was returned to NTEK and we were delisted to the Pink Sheets. Below is a table listing the high and low trading price by quarter for the fiscal year end June 30, 2010.

Quarter Ended	High	Low

September 30, 2009	$0.35	$0.12
December 31, 2009	$0.14	$0.02
March 31, 2010	$0.06	$0.055
June 30, 2010	$0.09	$0.025

It is our plan that upon becoming current with all our required filings pursuant to the Securities Exchange Act of 1934, as amended, we plan on filing a new Form 15c2-11 application with FINRA for re-listing on the OTCBB®.

Holders

As of June 30, 2010, we had 15,910,000 shares of common stock, par value $0.001, issued and outstanding. The stock transfer agent for our securities is Stalt, Inc., 671 Oak Grove Avenue, Suite C, Menlo Park, CA 94025.

Dividends

There are no restrictions in our Articles of Incorporation or Bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.	We would not be able to pay our debts as they become due in the usual course of business; or

2.	Our total assets would be less than the sum of the total liabilities plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

The Company has not declared any dividends, and does not plan to declare any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

The Company has authorized 75,000,000 shares of common stock with a par value of $.001, and no preferred stock. As of June 30, 2009 (the most recent fiscal year) the total shares issued and outstanding was 14,437,000. Additional share issuances occurring during the year ended June 30, 2010 to arrive at the total shares issued and outstanding of 15,910,000 are as follows:

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During the period of January through June 2009, the following shares were issued for cash in accordance with private offerings to unrelated individuals (of which 1,220,000 shares were issued and $102,000 cash received):

	Number	Stock	Cash
Date	of Shares	Price	Received

09/11/2009	560,000	$0.10	$56,000
10/23/2009	100,000	$0.05	$5,000
03/30/2010	50,000	$0.05	$5,000
06/03/2010	300,000	$0.05	$15,000
06/22/2010	10,000	$0.10	$1,000
06/30/2010	200,000	$0.10	$20,000
Totals	1,220,000		$102,000

SUBSEQUENT ISSUANCES OF EQUITY SECURITIES

On June 19, 2009, the Company entered into an agreement with an unrelated individual who was to render consulting services for a 26-week period. The consultant was to receive cash compensation of $36,400 over the term of the contract, and 104,000 shares of common stock upon the contract’s completion. The shares were valued at $.10 per share, for total stock compensation of $10,400 to be expensed ratably over the contract’s term. The Company recorded 15 weeks, or $27,000, of consulting expense during the three months ended September 30, 2009, of which $21,000 was paid in cash and $6,000 of stock compensation was accrued and reported as the current liability, stock payable. The shares were subsequently issued upon the contract’s completion in December 2009.

On July 24, 2009, the Company entered into a consulting agreement with an unaffiliated entity whereby the consultant would provide various promotional, strategic business planning, and acquisition analysis services for the Company in exchange for 125,000 shares of common stock at $.10 per share for total compensation of $12,500. The shares were issued upon the execution of the agreement, which is effective August 1, 2009 through July 31, 2010. The consultant will also receive $25,000 for every $1,000,000 in funding raised by the consultant.

On August 5, 2009, the Company entered into an agreement with an unrelated individual who was to render consulting services for a 6-week period. The consultant was to receive cash compensation of $6,000 over the term of the contract, and 24,000 shares of common stock upon the contract’s completion. The shares were valued at $.10 per share, for total stock compensation of $2,400 to be expensed ratably over the contract’s term. The Company recorded 6 weeks, or $8,400, of consulting expense during the three months ended September 30, 2009, of which $6,000 was paid in cash. The 24,000 shares of common stock were issued upon the contract’s completion on September 16, 2009.

On September 11, 2009, the Company issued to an independent investor 560,000 shares of common stock at $.10 per share for total proceeds of $56,000.

On October 23, 2009, the Company issued to an independent investor 100,000 shares of common stock at $.05 per share for total proceeds of $5,000.

On March 30, 2010, the Company issued to an independent investor 50,000 shares of common stock at $.10 per share for total proceeds of $5,000.

On June 3, 2010, the Company issued to an independent investor 300,000 shares of common stock at $.05 per share for total proceeds of $15,000.

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On June 22, 2010, the Company issued to an independent investor 10,000 shares of common stock at $.10 per share for total proceeds of $1,000.

On June 30, 2010, the Company issued to an independent investor 200,000 shares of common stock at $.10 per share for total proceeds of $20,000.

All of these offerings were undertaken pursuant to the limited offering exemption from registration under the Securities Act of 1933 as provided in Rule 504 under Regulation D as promulgated by the U.S. Securities and Exchange Commission. These offerings met the requirements of Rule 504 in that: (a) the total of funds raised in the five offerings does not exceed $1,000,000; and (b) the offer and sale of the Shares was not accomplished by means of any general advertising or general solicitation.

The class of persons to whom these offerings were made was "sophisticated investors." As a result, offers were made only to persons that the Company believed, and had reasonable grounds to believe, either (a) have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the proposed investment, or (b) can bear the economic risks of the proposed investment (that is, at the time of investment, could afford a complete loss). Additionally, sales were made only to persons whom the Company believed, and had reasonable grounds to believe immediately prior to such sale and upon making reasonable inquiry, (a) are capable of bearing the economic risk of the investment, and (b) either personally possess the requisite knowledge and experience, or, together with their offeree's representative, have such knowledge and experience.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans and accordingly we have no securities authorized for issuance thereunder.

Purchases of Equity Securities by the Registrant and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during the year ended June 30, 2009.

[Balance of Page Intentionally Left Blank]

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ITEM 6.  SELECTED FINANCIAL DATA

The following table includes select data extracted from, and should be examined in conjunction with, the financial statements and footnotes for the year ended June 30, 2010 as found under Item 8 of this annual report.

Year Ended
June 30,
2010

Gross sales	$46,521

Gross profit	29,660

Net loss from operations	1,763,155

Net cash provided by financing activities	173,000

Net cash used in operating activities	147,233

Cash on hand	2,803

Net loss per share	.11

Cash dividends declared per common share	-

Property and equipment, net	494

Stockholders’ deficit	$1,901,257

ITEM 7.  MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following plan of operation should be read in conjunction with our financial statements and the notes thereto included elsewhere in this annual report. Statements contained herein which are not historical facts are forward-looking statements, as that term is defined by the Private Securities Litigation Reform Act of 1995, including statements relating to our plans, objectives, expectations and intentions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected. We caution investors that any forward-looking statements made by us are not guarantees of future performance and that actual result may differ materially from those in the forward-looking statements. Such risks and uncertainties include, without limitation: established competitors who have substantially greater financial resources and operating histories, regulatory delays or denials, ability to compete as a start-up company in a highly competitive market, and access to sources of capital.

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Results of Operations

We generated revenues from operations of $46,521 since July 1, 2009 and have incurred $1,792,815 in expenses through June 30, 2010, as well as $16,861 of costs of goods sold.

The following table provides selected financial data about our company for the current fiscal year ended June 30, 2010 and period of July 1, 2008 through June 30, 2009, the prior fiscal year.

Balance Sheet Data	June 30, 2010	June 30, 2009

Cash	$2,803	$35,536

Total Current Assets	$55,345	$86,782

Total Assets	$55,839	$88,263

Total Liabilities	$1,957,096	$1,473,344

Stockholders' Deficit	$1,901,257	$1,385,081

Plan of Operation

We have developed a plan of operation reflecting our objectives for the next 12 months and beyond. In our plan, we identify our cash requirements, our new product development, and our required staffing and additional funding requirements to fulfill our business objectives.

Cash Requirements

We estimate that we require a minimum of approximately $250,000 to operate for the next 12 months from the date of this annual report. The minimum of $250,000 is required for operating expenses and general operational overhead. Additional funds of $500,000 would be required to fully implement our business plan which will include the following:

•	Product Development – This will include programming, engineering, and prototype building.

•	Trade Shows – We plan to exhibit our existing products and roll out new product development through several trade shows during year.

•	Prototype Engineering – This will include research and development of new technology to our existing products and any new products to be developed.

•	U.S Patent Filings

To the extent we are unable to meet our operating expenses, we may borrow funds from our current management or other affiliates, or we may attempt to raise capital from private individuals or institutional investment equity funds. Any funds generated from product sales if any, in our company that exceeds our operating expenses and debt repayments will be used to expand our operations.

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Revenues

The Company recorded $46,521 in revenues from operations in this fiscal year, which was generated from pre-production product sales, product licensing fees and other related business. These revenues have come mainly from the sale of prototype products.  These sales were for test units while the products are completing the development cycle. We have produced additional revenue from consumer level products that we sell on our web store. We have several products that are nearing completion of development and once we have the funding to start a full production run anticipate being able to quickly ramp up sales to our target of $200,000 per month.

We currently have several OEM customers that are ready to purchase our Xtreme Rally Racing and MultiPin game machines once they are available.

Operating and General & Administrative Expenses

Operating expenses consisting of office rent, administrative staff, salaries, and other general administrative expenses totaled $1,724,857 for the year ended June 30, 2010.

Income Taxes

The Company does not anticipate having to pay income taxes in the upcoming years due to our absence of net profits.

Capital and Liquidity

As of June 30, 2010 we had total current assets of $55,839, and total current liabilities of $1,957,096.

During the year ended June 30, 2010 the Company received $102,000 in cash from the sale of its common stock. These proceeds are being used for operating and general and administrative expenses to sustain the Company through its development stage until it establishes profitable operations or receives cash from the issuance of additional common stock.

We had cash on hand of $2,803 as of June 30, 2010. We do not have sufficient cash to meet our short-term needs over the next 12 months, which are to manufacture and sell our existing products, expand our product development, costs of research and development, trade show presentations, financing of product inventory, development of prototypes, and protection of our intellectual capital through the applications for U.S. patents.

[Balance of Page Intentionally Left Blank]

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ITEM 8 Financial Statements and Supplementary Data

NanoTech Entertainment, Inc.

(A Development Stage Company)

Financial Statements

For the Period of July 1, 2009

through June 30, 2010

13

NanoTech Entertainment, Inc.

(A Development Stage Company)

Index to Financial Statements

For the Period of July 1, 2009

through June 30, 2010

14

(REPORT OF INDEPENDENT AUDITING FIRM TO BE INSERTED HERE IN FORM 10K)

15

NanoTech Entertainment, Inc.

(A Development Stage Company)

Balance Sheet

June 30,
2010
ASSETS
Current assets:
Cash	$2,803
Inventory (Note B)	6,076
Prepaid expenses	6,466
Prepaid royalties (Note K)	40,000
Total current assets	55,345
Property and equipment (Note B)	2,961
Less: accumulated depreciation	(2,467)
Net property and equipment	494
Total assets	$55,839

LIABILITIES AND STOCKHOLDERS’ DEFICIT
LIABILITIES
Current liabilities:
Accounts Payable and Accrued Expenses	$254,798
Cash drawn in excess of bank balance	0
Accounts Payable – Related Parties	270,885
Accrued Salaries	1,001,876
Notes Payable	33,144
Notes payable – Related Parties (Note C)	101,563
Convertible Notes Payable (Note F)	276,500
Convertible Notes payable – Related Parties (Note C)	48,700
Discount on Convertible Debt	(30,370)
Total current liabilities	1,957,096

STOCKHOLDERS’ DEFICIT (Note E)
Common stock, $.001 par value, 75,000,000 shares authorized, 14,437,000 and 15,910,000 shares issued and outstanding as of June 30, 2009 and June 30, 2010, respectively	15,910
Additional paid-in capital	1,450,432
Deficit accumulated during the development stage	(3,367,599)
Total stockholders’ deficit	(1,901,257)
Total liabilities and stockholders’ deficit	$55,839

The accompanying notes are an integral part of these consolidated financial statements.

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NanoTech Entertainment, Inc.

(A Development Stage Company)

Statements of Operation

For the Year
Ended June 30,
2010
Revenues:
Sales, net	$41,347
Less: costs of goods sold	(16,861)
Gross profit	29,660

Operating Expenses:
Selling, general and administrative	1,724,857

Other Income (Expenses)
Interest expense	(67,958)

Net loss before income taxes	(1,763,155)

Provision for income taxes	-

Net loss available to common stockholders	$(1,763,155)

The accompanying notes are an integral part of these consolidated financial statements.

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NanoTech Entertainment, Inc.

(A Development Stage Company)

Statement of Changes in Stockholders’ Deficit

				Deficit Accumulated
				During the
	Common Stock		Additional	Development	Total
	Shares	Amount	Paid-In Capital	Stage	Stockholders’ Deficit

Balance, June 30, 2009	14,437,000	$14,437	$248,684	$(1,648,202)	$(1,400,566))

Settlement of vendor debt, $.10/share	125,000	$125	$12,375	-	$12,500

Shares issued as Payment Consulting Fees @ $.10/share	128,000	$128	$12,672	-	$12,800

Shares issued in private placement, $.10/share	820,000	$820	$81,180	-	$82,000

Shares issued in private placement, $.05/share	400,000	$400	$19,600	-	$20,000

Net loss	-	-	-	$(1,763,155)	$(1,763,155)

Balance, June 30, 2010	15,910,000	$15,910	$374,511	$(3,411,357)	$(3,036,421)

The accompanying notes are an integral part of these consolidated financial statements.

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NanoTech Entertainment, Inc.

(A Development Stage Company)

Statement of Cash Flow

For the Year
Ended June 30,
2010

Cash flows from operating activities:
Net loss	$(1,763,155)
Depreciation expense	987
Common stock issued for services	12,800
Changes in operating assets and liabilities:

Increase in inventory	(7,670)
Increase in prepaid expenses	3,966
Increase in accounts payable	158,369
Increase in accounts payable – related party	120,267
Increase in accrued interest, notes payable	67,958

Net cash used in operating activities	(147,233)

Cash flows from financing activities:
Cash drawn in excess of bank balance	0
Proceeds from issuance of common stock	102,000
Proceeds from issuance of convertible debentures	71,000
Net cash provided by financing activities	173,000

Increase (decrease) in cash	(32,733)
Cash, beginning of period	35,536
Cash, end of period	$2,803

Non-cash investing and financing activities
Issuance of common stock upon conversion of debentures	$0
Issuance of common stock upon conversion of loan	$0
Issuance of common stock in settlement of vendor debt	$12,500
Conversion of notes payable to convertible debentures	$0

Supplemental cash flow information:
Interest paid in cash	$0
Income taxes paid in cash	$-

The accompanying notes are an integral part of these consolidated financial statements.

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NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2009 through June 30, 2010

A.	ORGANIZATION

NanoTech Entertainment, Inc. (“NEI”) was incorporated under the laws of the state of Nevada on November 13, 2007. The Company operates as a virtual manufacturer, developing technology and games, and then licensing such products to third parties for manufacturing and ultimate distribution.

DEVELOPMENT STAGE COMPANY

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic No. 915. The Company’s efforts have been devoted primarily to raising capital, borrowing funds and attempting to implement its planned, principal activities.

B.	SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s periodic filings with the Securities and Exchange Commission include, where applicable, disclosures of estimates, assumptions, uncertainties and markets that could affect the financial statements and future operations of the Company.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from inception, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value. The Company’s cash balances totaled $2,803 as of June 30, 2010.

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NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2009 (Inception) through June 30, 2010

B.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

INVENTORY

The Company’s inventory is stated at the lower of cost or market using the FIFO costing method. Inventory on hand totaled $6,076 at June 30, 2010 and consisted entirely of finished goods gaming equipment available and ready for sale.

PROPERTY AND EQUIPMENT

The Company’s property and equipment is comprised of office and computer equipment, which are stated at cost. Depreciation is calculated over the estimated useful lives ranging from 3 to 7 years using the straight – line method. The Company is in the development stage and has only acquired $2,961 in fixed assets since inception, which had accumulated depreciation of $2,467 at June 30, 2010.

REVENUE RECOGNITION

Revenues for gaming equipment sales are recognized when risks associated with ownership have passed to unaffiliated customers, and when all criteria of ASB Topic No. 605 (SAB Topic 13) have been met. Typically, this occurs when finished products are shipped.

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NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2009 through June 30, 2010

B.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

RECENTLY-ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2009 the FASB established the Accounting Standards Codification ("Codification" or "ASC") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). Rules and interpretive releases of the Securities and Exchange Commission ("SEC") issued under authority of federal securities laws are also sources of GAAP for SEC registrants. Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements. The ASC does change the way the guidance is organized and presented.

Statement of Financial Accounting Standards ("SFAS") SFAS No. 165 (ASC Topic 855), "Subsequent Events," SFAS No. 166 (ASC Topic 810), "Accounting for Transfers of Financial Assets-an Amendment of FASB Statement No. 140," SFAS No. 167 (ASC Topic 810), "Amendments to FASB Interpretation No. 46(R)," and SFAS No. 168 (ASC Topic 105), "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles-a replacement of FASB Statement No. 162," were recently issued. SFAS No. 165, 166, 167, and 168 have no current applicability to the Company or their effect on the financial statements would not have been significant.

Accounting Standards Update ("ASU") ASU No. 2009-05 (ASC Topic 820), which amends Fair Value Measurements and Disclosures - Overall, ASU No. 2009-13 (ASC Topic 605), Multiple-Deliverable Revenue Arrangements, ASU No. 2009-14 (ASC Topic 985), Certain Revenue Arrangements that include Software Elements, and various other ASU's No. 2009-2 through ASU No. 2010-18 which contain technical corrections to existing guidance or affect guidance to specialized industries or entities were recently issued. These updates have no current applicability to the Company or their effect on the financial statements would not have been significant.

C.	RELATED PARTY TRANSACTIONS

The Company pays rent expense to two officers pursuant to long-term rent agreements (see Note N) for the use of property for business purposes. The amounts incurred by the Company and paid to the officers for rent for the period ended June 30, 2010 totaled $198,180. This amount has been recorded in selling, general and administrative expenses for the same period.

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NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2009 through June 30, 2010

C.	RELATED PARTY TRANSACTIONS (CONT’D)

Several of the Company’s current and former officers and their affiliates have provided funding in the form of notes payable, totaling $101,563. The notes carry interest rates ranging from 14% to 20%, resulting in interest expense of $17,163 for the year ended June 30, 2010. The notes are due on demand and therefore classified as current liabilities. Interest has not been imputed due to its immaterial impact on the financial statements.

The Company has employment agreements with two of its officers whereby the officers are entitled to the annual salaries payable as follows:

	Salary for the Year Ended June 30,
	2008	2009	2010	2011	Total
1)	$350,000	$450,000	$550,000	$210,000	$1,350,000
2)	150,000	175,000	210,000	0	535,000
Total	$500,000	$625,000	$760,000	$210,000	$2,095,000

The salaries have been accrued and will be paid as cash flows allow. Interest has not been imputed due to its immaterial impact on the financial statements.

The Company has incurred liabilities in the ordinary course of business with several individuals and entities affiliated with the Company. These amounts totaled $192,563 at June 30, 2010. Interest has not been imputed due to its immaterial impact on the financial statements.

D.	NOTES PAYABLE

The Company has originated the following notes payable with unaffiliated entities and individuals:

		Interest
	Principal	June 30,
	2010	2010
Note 1, 10% interest, due April 30, 2011	$250,000	$41,668
Note 2, 20% interest, due on demand	25,000	5,835
Note 3, 20% interest, due on demand	5,000	1,083
Totals	280,000	$48,596

The notes are interest payments only, with principal and accrued interest payable upon maturity or demand, as indicated above.

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NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2009 through June 30, 2010

E.	STOCKHOLDERS’ DEFICIT

The Company has authorized 75,000,000 shares of common stock with a par value of $.001, and no preferred stock. As of June 30, 2009 (the most recent fiscal year) the total shares issued and outstanding was 14,437,000. Additional share issuances occurring during the year ended June 30, 2010 to arrive at the total shares issued and outstanding of 15,910,000 are as follows:

During the period of January through June 2009, the following shares were issued for cash in accordance with private offerings to unrelated individuals (of which 1,220,000 shares were issued and $102,000 cash received):

	Number	Stock	Cash
Date	of Shares	Price	Received

09/11/2009	560,000	$0.10	$56,000
10/23/2009	100,000	$0.05	$5,000
03/30/2010	50,000	$0.05	$5,000
06/03/2010	300,000	$0.05	$15,000
06/22/2010	10,000	$0.10	$1,000
06/30/2010	200,000	$0.10	$20,000
Totals	1,220,000		$102,000

SUBSEQUENT ISSUANCES OF EQUITY SECURITIES

On June 19, 2009, the Company entered into an agreement with an unrelated individual who was to render consulting services for a 26-week period. The consultant was to receive cash compensation of $36,400 over the term of the contract, and 104,000 shares of common stock upon the contract’s completion. The shares were valued at $.10 per share, for total stock compensation of $10,400 to be expensed ratably over the contract’s term. The Company recorded 15 weeks, or $27,000, of consulting expense during the three months ended September 30, 2009, of which $21,000 was paid in cash and $6,000 of stock compensation was accrued and reported as the current liability, stock payable. The shares were subsequently issued upon the contract’s completion in December 2009.

On July 24, 2009, the Company entered into a consulting agreement with an unaffiliated entity whereby the consultant would provide various promotional, strategic business planning, and acquisition analysis services for the Company in exchange for 125,000 shares of common stock at $.10 per share for total compensation of $12,500. The shares were issued upon the execution of the agreement, which is effective August 1, 2009 through July 31, 2010. The consultant will also receive $25,000 for every $1,000,000 in funding raised by the consultant.

On August 5, 2009, the Company entered into an agreement with an unrelated individual who was to render consulting services for a 6-week period. The consultant was to receive cash compensation of $6,000 over the term of the contract, and 24,000 shares of common stock upon the contract’s completion. The shares were valued at $.10 per share, for total stock compensation of $2,400 to be expensed ratably over the contract’s term. The Company recorded 6 weeks, or $8,400, of consulting expense during the three months ended September 30, 2009, of which $6,000 was paid in cash. The 24,000 shares of common stock were issued upon the contract’s completion on September 16, 2009.

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On September 11, 2009, the Company issued to an independent investor 560,000 shares of common stock at $.10 per share for total proceeds of $56,000.

On October 23, 2009, the Company issued to an independent investor 100,000 shares of common stock at $.05 per share for total proceeds of $5,000.

On March 30, 2010, the Company issued to an independent investor 50,000 shares of common stock at $.10 per share for total proceeds of $5,000.

On June 3, 2010, the Company issued to an independent investor 300,000 shares of common stock at $.05 per share for total proceeds of $15,000.

On June 22, 2010, the Company issued to an independent investor 10,000 shares of common stock at $.10 per share for total proceeds of $1,000.

On June 30, 2010, the Company issued to an independent investor 200,000 shares of common stock at $.10 per share for total proceeds of $20,000.

All of these offerings were undertaken pursuant to the limited offering exemption from registration under the Securities Act of 1933 as provided in Rule 504 under Regulation D as promulgated by the U.S. Securities and Exchange Commission. These offerings met the requirements of Rule 504 in that: (a) the total of funds raised in the five offerings does not exceed $1,000,000; and (b) the offer and sale of the Shares was not accomplished by means of any general advertising or general solicitation.

The class of persons to whom these offerings were made was "sophisticated investors." As a result, offers were made only to persons that the Company believed, and had reasonable grounds to believe, either (a) have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the proposed investment, or (b) can bear the economic risks of the proposed investment (that is, at the time of investment, could afford a complete loss). Additionally, sales were made only to persons whom the Company believed, and had reasonable grounds to believe immediately prior to such sale and upon making reasonable inquiry, (a) are capable of bearing the economic risk of the investment, and (b) either personally possess the requisite knowledge and experience, or, together with their offeree's representative, have such knowledge and experience.

F.	CONVERTIBLE DEBENTURES

During period ending June 30, 2010, the Company issued convertible debentures bearing interest between 10% and 20% with terms of two to three years.  The debenture principle and accrued interest may be converted into shares of the Company’s common stock at a conversion price ranging from $0.10 in the first year to a discount of up to 70% of the three lowest closing bid prices during the ten days prior to conversion.  During the year ended June 30, 2010, the Company issued debentures totaling $71,000 (convertible into potentially 18,916,612 shares of common stock based on a conversion rate on June 30, 2010). The fair market value of the stock on the convertible debenture issuance dates was $.01

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NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period of July 1, 2009 through June 30, 2010

F.	n/a

G.	INCOME TAXES

The Company recognizes the tax effects of transactions in the year in which such transactions enter into the determination of net income, regardless of when reported for tax purposes. Deferred taxes are provided in the financial statements under ASC Topic No. 740 to give effect to the resulting temporary differences which may arise from differences in the bases of fixed assets, depreciation methods, allowances, and start-up costs based on the income taxes expected to be payable in future years.

H.	GOING CONCERN CONSIDERATIONS

The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. During the year ended June 30, 2010, the Company incurred net losses totaling $1,763,155 resulting in an accumulated deficit of $3,367,599 at June 30, 2010. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company's ability to meet its ongoing financial requirements is dependent on management being able to obtain additional equity and/or debt financing, the realization of which is not assured.

I.	ROYALTIES

The Company has entered into several licensing agreements whereby the Company licenses certain gaming software from various developers. The Company is responsible for paying royalties to the developers based on product sales. In the event that no product is sold, the Company is also required to pay a minimum royalty in order to maintain exclusivity (i.e., the developer cannot license the same software to the Company's competitors). Certain developers also require prepayment of royalties that are either offset by future sales, or expire at the end of a calendar year - at which point they are expensed. No sales of the licensed products had occurred during the period ending June 30, 2010.

J.	SUBSEQUENT EVENTS

n/a

K.	SUBSEQUENT EVENTS (CONT’D)

n/a

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NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2009 through June 30, 2010

N.	COMMITMENTS AND CONTINGENCIES

The Company has entered into rental contracts (the Contracts) with two officers (the Officers) for use of the Officers’ storage facilities, offices, development labs, and utilities for the Company’s operations, production, research and development, sales, and marketing. The Contracts require $16,400 in monthly payments (plus other related minimal costs) to the Officers over the Contracts’ term of December 1, 2007 through November 30, 2011. The Contracts are cancellable by either the Company or the Officers with a 15-day advance notice only if all security interest given by the Officers for the Company has been removed and there are no liens on the Officers’ properties for loans to the Company in effect. The amounts incurred by the Company and paid to the Officers for rent for the periods ended June 30, 2010 totaled $198,190. This amount has been recorded in selling, general and administrative expenses for the same period (see Note C). Future minimum rental payments for the remaining life of the Contracts are as follow:

Year Ended June 30,

2011	196,800
2012	82,000
Total	$278,800

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Item 9 Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. –Controls and Procedures

Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including our principal executive and financial officer, we have conducted an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as of the end of the period covered by this report. Based on this evaluation, Robert DeKett, our CEO, respectively, concluded as of the evaluation date that our disclosure controls and procedures are effective such that the material information required to be included in our Securities and Exchange Commission reports is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms relating to our company,  and was made known to us by others within those entities, particularly during the period when this report was being prepared. It has been determined that the company must set aside appropriate funds each quarter in order to ensure timely payments to auditors and subsequent timely filings. We have since been delisted to the Pink Sheets due to our inability to timely file our reports under the Securities Exchange Act of 1934, we have replaced certain officers of the Company which were responsible for our budgets and filings, and have identified and hired the appropriate staff and outside consultants that will enable us to meet future filing requirements.

Management’s Annual Report on Internal Control Over Financial Reporting.

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The internal control process has been designed, under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external reporting purposes in accordance with accounting principles generally accepted in the United States of America.

Management conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2010, including (i) the control environment, (ii) risk assessment, (iii) control activities, (iv) information and communication, and (v) monitoring, based on the framework in Internal Control – Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). As of June 30, 2010, management has determined that the Company’s internal control over financial reporting as of June 30, 2010 was not effective.  We are in the process of developing new policies and procedures with regards to internal control over financial reporting.

Our internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that accurately and fairly reflect, in reasonable detail, transactions and dispositions of assets; and provide reasonable assurances that: (1) transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States; (2) receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) unauthorized acquisitions, use, or disposition of the Company’s assets that could have a material effect on the Company’s financial statements are prevented or timely detected.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparations and presentations. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

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Changes in Internal Control Over Financial Reporting.

There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the evaluation date.

Item 9B. Other Information

No items required to be reported on Form 8-K during the fourth quarter of the year covered by this report were not previously reported on Form 8-K.

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PART III

Item 10. Directors, Executive Officers, and Corporate Governance.

Set forth below is the name and age of each individual who was a director or executive officer of NanoTech Entertainment, Inc. as of June 30, 2010, together with all positions and offices of the Company held by each and the term of office and the period during which each has served:

NAME	AGE	POSITION	DATES SERVED

Robert DeKett	55	President, Treasurer, Secretary and Director	May 2009 to Present

Biographical Information

The following paragraphs set forth brief biographical information for the aforementioned director and executive officer:

Robert DeKett - President, Secretary, Treasurer, and Director - In 1980, Mr. DeKett began his career at Merit Industries, the leading manufacturer of video games, countertop games, and electronic dart games for the coin-op arcade industry and in 1985 designed the first touch-screen countertop game which revolutionized the industry. In 1997, he joined Quantum3D as Worldwide Business Development Director - Out-of-Home Entertainment (OHE) to advance their newly created 3Dfx based technology and establish distributorships worldwide. In 2002, he joined his colleague David R. Foley (founder, UltraCade Technologies) as VP of Business Development at UltraCade Technologies where he was responsible for all licensing and negotiations. Mr. DeKett procured licenses from many major Japanese, European, and US video game publishers including an exclusive worldwide license with the NTRA for the Breeders’ Cup, with development deals both in the Video Game and Casino Gaming industries. UltraCade also won the coveted Video Game Innovative Product of the Year for its Breeder Cup Arcade game. Mr. DeKett attended St. Vincent College and earned degrees in English BA & Philosophy BA - Summa Cum Laude.

Compliance with Section 16(a) of the Exchange Act

Because we do not have a class of equity securities registered pursuant to Section 12 of the Exchange Act, our executive officers, directors and persons who beneficially own more than 10% of our common stock are not required to file initial reports of ownership and reports of changes in ownership with the SEC under Section 16(a) of the Exchange Act.

Audit Committee and Audit Committee Financial Expert Disclosure

The Company’s Board of Directors does not have a separately designated audit committee or an “audit committee financial expert.” Audit committee functions are performed by our Board of Directors. None of our directors is deemed independent. All directors also hold positions as our officers. Our audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee.

The Board of Directors does not have an audit committee financial expert at this time due to the fact that the Company has only limited operations and no revenues.  We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our limited operations, we believe the services of a financial expert are not warranted.

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Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Item 11.  Executive Compensation

(a) A majority of the Intellectual Property was acquired by the Company in the form of an employment agreement whereby one of the original founders, David R. Foley, assigned the rights to his substantial intellectual property portfolio in return for the compensation outlined in his employment agreement.  To date, Mr. Foley has not been compensated under the terms of his agreement. The Company intends on offering stock in lieu of the past due compensation, and paying the compensation moving forward. There is currently accrued compensation due as of June 30, 2010 totaling $1,001,876 payable to Robert DeKett (Current Officer and Director) and David Foley.

(b) There are no annuity, pension, or retirement benefits proposed to be paid to officers, directors, or employees of the Corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Corporation.

(c) The currently are employment agreements with two officers and directors of the Company. The terms of these employment agreements are as follows:

•	Robert Dekett (President, Treasurer, and Secretary) – Mr. DeKett’s current compensation through calendar year-end 2010 is $175,000 USD per annum with an increase to $210,000 USD for calendar year 2011. Currently, Mr. DeKett’s salary is accruing on a monthly basis.

•	Ted D. Campbell II (Chief Compliance Officer) - Mr. Campbell’s current compensation through fiscal year end 2010 is $75,000 USD per annum with an increase to $108,000 USD for fiscal year 2011. Currently, Mr. Campbell’s compensation is accruing on a monthly basis.

Director Compensation

The Directors of the Company do not receive compensation at this time.

Item 12 - Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth the beneficial ownership of the Company's officers, directors, and persons who own more than five percent of the Company's common stock as of June 30, 2010. Under relevant provisions of the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership in 60 days. More than one person may be deemed to be a beneficial owner of the same securities. The percentage ownership of each stockholder is calculated based on 15,910,000 total outstanding shares of our common stock as of June 30, 2010.

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Amount and Nature of Beneficial Ownership as of June 30, 2010:

Name of Individual	# Shares Beneficially Owned	# of Class of Common Stock (1)

Robert Dekett President, Treasurer, Secretary and Director PO Box 50729 Henderson, Nevada 89016	3,000,000	18.9%

Ted D. Campbell II Chief Compliance Officer PO Box 240 Jenks, Oklahoma 74037	0	0.00%

David R. Foley 311 Santa Rosa Drive Los Gatos, California 95032	3,000,000	18.9%

Greenleaf Forum Investments Kevin Murphy, President 1174 Manitou Drive NW Fox Island, WA 98333	1,300,000	8.2%

Takashi and Keiko Yoshida 59 Preston Road Woodside, CA 94062	1,000,000	6.3%

Alan Tolson Skiddaw View Sandale Bolton Gate, Cumbria CA5 1DE UK	1,500,000	9.4%

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Item 13 – Certain Relationships and Related Transactions, Director Independence

The Company pays rent expense to two shareholders for the use of property for business purposes. The amounts to be paid to the Company’s shareholders for rent for the years ended June 30, 2010 totaled $198,180. These amounts have been recorded in selling, general and administrative expenses for the same periods.

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Item 14 – Principal Accountant Fees and Services

Audit Fees: All fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements and the review of interim financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2009:	$40,000

2008:	$8,800

Audit-Related Fees: All fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under Item 9(e)(f1) of Schedule 14A.

2009:	$1,750

2008:	$0

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning:

2009:	$3,000

2008:	$0

All Other Fees:

2009:	$0

2008:	$0

 (5)   Our audit committee's pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X were that the audit committee pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.

(6)   The percentage of hours expended on the principal accountant's engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

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PART IV

Item 15 – Exhibits, Financial Statement Schedules

The following exhibits are included with this filing:

Exhibit No.:	Description:

3.1(i)	Articles of Incorporation and amendments thereto (1) and (2)

3.1(ii)	Bylaws (1)

14	Code of Ethics (1)

31.1	Section 302 Certification by Principal Executive Officer and Principal Financial and Accounting Officer (1)

32.1	Section 906 Certification by Principal Executive Officer and Principal Financial and Accounting Officer (1)

(1)	Filed with the Securities and Exchange Commission on February 12, 2008 as an exhibit numbered as indicated above, to the Registrant’s registration statement on Form S-1 (file no. 333-149184 which exhibit is incorporated herein by reference.
(2)	Amendment to the Article of Incorporation filed with the Securities and Exchange Commission on Form 8-K on May 7, 2009 which exhibit is incorporated herein by reference.

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9.2 – Financial Information Forming Basis for 10K for period ending June 30, 2011

PART I

ITEM 1.  BUSINESS

General

NanoTech Entertainment, Inc. (the “Company” or “We” or “NanoTech”) was originally organized as a Nevada Corporation on July 15, 2004 under the name Aldar Group, Inc. (“AGI”) for the purpose of acquiring, selling and breeding thoroughbred horses.

On April 30, 2009, the Company entered into a Sale and Acquisition Agreement (the “Agreement”) with NanoTech Entertainment, Inc. (“NEI”), a Nevada corporation, wherein the Company acquired 100% of NEI’s issued and outstanding common stock through the exchange of 6,480,000 common shares. As a result of the Agreement, the Company changed its name to NanoTech Entertainment, Inc. (“NTI”) to better reflect the direction of the newly formed entity.

For accounting purposes, the share exchange transaction was treated as a capital transaction where AGI, as the shell-corporation and legal acquirer, issued stock for the net monetary assets of NEI, the accounting acquirer, accompanied by a recapitalization. The accounting is similar in form to a reverse acquisition, except that goodwill or other intangibles are not recorded.

The Company now operates as a virtual manufacturer, developing technology and games, and then licensing such products to third parties for manufacturing and ultimate distribution. The Company’s business model supports relatively low overhead costs and efficiencies in operations in the new global manufacturing economy.

Company Overview

NanoTech Entertainment, Inc. is a provider of gaming technology for the coin-op arcade, casino gaming, and consumer gaming markets. Headquartered in Las Vegas, Nevada, we operate as a virtual manufacturer, developing technology and games, and then licensing them to third parties for manufacturing and distribution.

With an ever-expanding lineup of technology and products, NanoTech is redefining the role of developers and manufacturers in the gaming market. NanoTech's team is comprised of industry veterans of the gaming industry and have collectively been responsible for dozens of award winning products and multi-million copy selling video games and technology.

Market and Industry

We have experience and products for all aspects of the various gaming industries.  By traversing the market from consumer to coin-op to casino, the Company may be able to take advantage of all three growth & profitable industries and balance out the seasonal patterns of each.

Even in the unsteady economic climate, the gaming market continues to flourish and expand.  In 2008, the arcade industry saw $7.2 billion in revenue, and the consumer market saw $58 billion with a growth of 19% in 2008. The following are excerpts from other sources:

•	“As people cut back on travel and going out, they are turning more to home entertainment, providing a boost to the video game industry.” Reuters, April 2, 2009

•	“The video game business continues to enjoy robust growth, making it the fastest growing of the many consumer goods categories.” Market Watch, Feb 18, 2009

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The NanoTech team has won numerous awards in recent years including innovative product of the year in 2005 and 2006 in the arcade industry and innovative product of the year in 2007 in the casino market.

Products

Below is a list of the Company’s current product line with detailed descriptions. For more information on the Company’s products and services you can view our web site at www.NanoTechEnt.com.

MultiPin™ - There is currently only one Pinball manufacturer left in the world, Stern Pinball.  While they supply over 10,000 machines per year to the market, there is a huge demand for new and innovative pinball.  MultiPin™ represents the next generation in pinball.  By replacing the mechanical parts of a pinball machine with state of the art electronics, MultiPin™ solves two major problems seen by operators of Pinball machines.  First, it eliminates any mechanical failures, which are common amongst pinball machines.  Secondly, it provides a multi-game platform that can be constantly updated with new games without having to swap out the machine.  Our proprietary physics engine and motion sensors allow MultiPin™ to accurately recreate the experience of a mechanical pinball machine, while providing players with a variety of classic and modern pinball games to choose from.

 Xtreme Rally Racing™ - An Xtreme Off-Road Racing Experience with no boundaries. Xtreme Rally Racing is an innovative new driving machine that features three modes of game play:

Xtreme Off-Road - Race head-to-head against other players and the computer to checkpoints while driving anywhere on the map with no preset course.

Timed Rally Stages - Classic Rally Racing on real world courses. Players will be able to race in five different countries on real world rally courses.

Xtreme Stadium Racing - Custom Stadiums designed for Xtreme racing, including a figure-8 multi-lap course with huge jumps.

NanoNET Online System - Local and worldwide head-to-head competition in real time against machines located around the world. Remote operator control of your machines including diagnostics, accounting reports, and automatic software updates and enhancements downloaded over the net. Link up to four cabinets for local multiplayer action.

Pinball Wizard ™ - Consumer Pinball enthusiasts have been growing with the advent of Visual Pinball and now Future Pinball.  The official Visual Pinball forum boasts over 155,000 members, and the free version Future Pinball has been downloaded over 1 million times in the past six months, and over 500,000 copies in April 2009.  We have created the only input device designed to give these players a way to experience real pinball controls on their personal computer.   Based on the technology developed for the MultiPin™ product we have built a controller that lets people play pinball using traditional controls and the ability to “shake” and “nudge” the table.

Mot-Ion™ Adapter - The Mot-Ion adapter is a USB adapter that allows do-it-yourself Pinball enthusiasts to build their own cabinet using real pinball controls providing analog inputs for nudging and bumping. This kit includes everything needed to connect a pinball cabinet to a PC (I/O Board, Digital Plunger, Wiring Harness).

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Opti-Gun™ Adapter - The OptiGun adapter is a USB adapter that allows players to connect Arcade Light Guns to any USB based system. This universal adapter provides a complete solution to implement an arcade game including gun inputs, force feedback outputs, digital inputs, and built-in audio amplifiers. The adapter can also be used with PC based emulators such as M.A.M.E. to connect arcade light guns on your home system.

Retr-IO™ Adapter - The Retr-IO adapter provides a standard JAMMA interface for USB based systems. This universal adapter provides a complete solution to implement an arcade game using joysticks, trackballs, spinners, and buttons, and features digital outputs and built-in audio and video amplifiers.

The board works with any PC based system including M.A.M.E and other emulation products. It provides an all-in-one solution to hooking up traditional arcade controls to your PC, or any USB system. All digital inputs and outputs are interfaced via standard keyboard commands, and appear as mapped keys to your games. The default key mappings match those of many popular PC emulation products. Two trackballs and two spinners are supported and mapped to the system as mice. The board supports four player standard configurations or two player four-way joystick and six-button configurations.

Competition

The Company will compete against established companies with significantly greater financial, marketing, research and development, personnel, and other resources than the Company. Such competition could have a material adverse effect on the Company's profitability.

Government Regulation

There are no government regulations regulating the development and sale of gaming products for coin-operated machines.

ITEM 1A.  RISK FACTORS

Not applicable.

ITEM 1B.  UNRESOLVED STAFF COMMENTS

Not applicable.

ITEM 2.  PROPERTIES

Our principal Nevada executive offices are located at 3883 Raymert Drive, Suite 3, Las Vegas, NV 89121 and our phone number is 702-518-7410.

ITEM 3.  LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings nor do we have any knowledge of any threatened litigation.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

No matters were submitted to a vote of security holders during the fiscal year ended June 30, 2011.

38

PART II

ITEM 5.  MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Our common stock is currently quoted on the Pink OTC Markets Inc., more commonly referred to as the Pink Sheets (the “Pink Sheets”) under the symbol “NTEK.”

There has been limited trading of our common stock since our initial listing on the OTCBB® on September 22, 2008 under the ticker symbol ALDJ. On June 10, 2009, pursuant to a corporate name change and a change in control of the Company, the ticker was changed to NTEK. On October 2, 2009, our symbol was changed to NTEKE for failure to be current in our reporting obligations with the Securities and Exchange Commission. On November 3, 2009, our ticker symbol was returned to NTEK and we were delisted to the Pink Sheets. Below is a table listing the high and low trading price by quarter for the fiscal year end June 30, 2010.

Quarter Ended	High	Low

September 30, 2010	$0.09	$0.012
December 31, 2010	$0.09	$0.0124
March 31, 2011	$0.09	$0.0665
June 30, 2011	$0.08	$0.0082

It is our plan that upon becoming current with all our required filings pursuant to the Securities Exchange Act of 1934, as amended, we plan on filing a new Form 15c2-11 application with FINRA for re-listing on the OTCBB®.

Holders

As of June 30, 2011, we had 15,910,000 shares of common stock, par value $0.001, issued and outstanding. The stock transfer agent for our securities is Stalt, Inc., 671 Oak Grove Avenue, Suite C, Menlo Park, CA 94025.

Dividends

There are no restrictions in our Articles of Incorporation or Bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

3.	We would not be able to pay our debts as they become due in the usual course of business; or

4.	Our total assets would be less than the sum of the total liabilities plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

The Company has not declared any dividends, and does not plan to declare any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

The Company has authorized 75,000,000 shares of common stock with a par value of $.001, and no preferred stock. As of June 30, 2010 (the most recent fiscal year) the total shares issued and outstanding was 15,910,000. No additional share issuances occurred during the year ended June 30, 2011.

39

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans and accordingly we have no securities authorized for issuance thereunder.

Purchases of Equity Securities by the Registrant and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during the year ended June 30, 2009.

[Balance of Page Intentionally Left Blank]

40

ITEM 6.  SELECTED FINANCIAL DATA

The following table includes select data extracted from, and should be examined in conjunction with, the financial statements and footnotes for the year ended June 30, 2011 as found under Item 8 of this annual report.

Year Ended
June 30,
2011

Gross sales	$8,284

Gross profit	3,467

Net loss from operations	1,228,504

Net cash provided by financing activities	279,770

Net cash used in operating activities	290,814

Cash on hand	2,803

Net loss per share	.07

Cash dividends declared per common share	-

Property and equipment, net	0

Stockholders’ deficit	$2,803,806

ITEM 7.  MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following plan of operation should be read in conjunction with our financial statements and the notes thereto included elsewhere in this annual report. Statements contained herein which are not historical facts are forward-looking statements, as that term is defined by the Private Securities Litigation Reform Act of 1995, including statements relating to our plans, objectives, expectations and intentions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected. We caution investors that any forward-looking statements made by us are not guarantees of future performance and that actual result may differ materially from those in the forward-looking statements. Such risks and uncertainties include, without limitation: established competitors who have substantially greater financial resources and operating histories, regulatory delays or denials, ability to compete as a start-up company in a highly competitive market, and access to sources of capital.

41

Results of Operations

We generated revenues from operations of $8,284 since July 1, 2010 and have incurred $1,231,972 in expenses through June 30, 2011, as well as $4c817 of costs of goods sold.

The following table provides selected financial data about our company for the current fiscal year ended June 30, 2010 and period of July 1, 2009 through June 30, 2010, the prior fiscal year.

Balance Sheet Data	June 30, 2011	June 30, 2010

Cash	$43	$2,803

Total Current Assets	$51,967	$55,345

Total Assets	$51,967	$55,839

Total Liabilities	$2,855,774	$1,957,096

Stockholders' Deficit	$2,803,806	$1,901,257

Plan of Operation

We have developed a plan of operation reflecting our objectives for the next 12 months and beyond. In our plan, we identify our cash requirements, our new product development, and our required staffing and additional funding requirements to fulfill our business objectives.

Cash Requirements

We estimate that we require a minimum of approximately $250,000 to operate for the next 12 months from the date of this annual report. The minimum of $250,000 is required for operating expenses and general operational overhead. Additional funds of $500,000 would be required to fully implement our business plan which will include the following:

•	Product Development – This will include programming, engineering, and prototype building.

•	Trade Shows – We plan to exhibit our existing products and roll out new product development through several trade shows during year.

•	Prototype Engineering – This will include research and development of new technology to our existing products and any new products to be developed.

•	U.S Patent Filings

To the extent we are unable to meet our operating expenses, we may borrow funds from our current management or other affiliates, or we may attempt to raise capital from private individuals or institutional investment equity funds. Any funds generated from product sales if any, in our company that exceeds our operating expenses and debt repayments will be used to expand our operations.

42

Revenues

The Company recorded $8,284 in revenues from operations in this fiscal year, which was generated from pre-production product sales, product licensing fees and other related business. These revenues have come mainly from the sale of prototype products.  These sales were for test units while the products are completing the development cycle. We have produced additional revenue from consumer level products that we sell on our web store. We have several products that are nearing completion of development and once we have the funding to start a full production run anticipate being able to quickly ramp up sales to our target of $200,000 per month.

We currently have several OEM customers that are ready to purchase our Xtreme Rally Racing and MultiPin game machines once they are available.

Operating and General & Administrative Expenses

Operating expenses consisting of office rent, administrative staff, salaries, and other general administrative expenses totaled $1,231,972 for the year ended June 30, 2011

Income Taxes

The Company does not anticipate having to pay income taxes in the upcoming years due to our absence of net profits.

Capital and Liquidity

As of June 30, 2011 we had total current assets of $51,967, and total current liabilities of $2,855,774.

We had cash on hand of $43 as of June 30, 2011. We do not have sufficient cash to meet our short-term needs over the next 12 months, which are to manufacture and sell our existing products, expand our product development, costs of research and development, trade show presentations, financing of product inventory, development of prototypes, and protection of our intellectual capital through the applications for U.S. patents.

[Balance of Page Intentionally Left Blank]

43

ITEM 8 Financial Statements and Supplementary Data

NanoTech Entertainment, Inc.

(A Development Stage Company)

Financial Statements

For the Period of July 1, 2010

through June 30, 2011

44

NanoTech Entertainment, Inc.

(A Development Stage Company)

Index to Financial Statements

For the Period of July 1, 2010

through June 30, 2011

45

(REPORT OF INDEPENDENT AUDITING FIRM TO BE INSERTED HERE IN FORM 10K)

46

NanoTech Entertainment, Inc.

(A Development Stage Company)

Balance Sheet

June 30,
2011
ASSETS
Current assets:
Cash	$43
Inventory (Note B)	11,924
Prepaid expenses	0
Prepaid royalties (Note K)	40,000
Total current assets	51,967
Property and equipment (Note B)	2,961
Less: accumulated depreciation	(2,961)
Net property and equipment	0
Total assets	$51,924

LIABILITIES AND STOCKHOLDERS’ DEFICIT
LIABILITIES
Current liabilities:
Accounts Payable and Accrued Expenses	$352,378
Cash drawn in excess of bank balance	0
Accounts Payable – Related Parties	377,483
Accrued Salaries	1,553,376
Notes Payable	33,144
Notes payable – Related Parties (Note C)	101,563
Convertible Notes Payable (Note F)	571,500
Convertible Notes payable – Related Parties (Note C)	48,700
Discount on Convertible Debt	(182,370)
Total current liabilities	2,855,774

STOCKHOLDERS’ DEFICIT (Note E)
Common stock, $.001 par value, 75,000,000 shares authorized, 14,437,000 and 15,910,000 shares issued and outstanding as of June 30, 2009 and June 30, 2010, respectively	15,910
Additional paid-in capital	1,685,432
Deficit accumulated during the development stage	(4,505,148)
Total stockholders’ deficit	(2,80,806)
Total liabilities and stockholders’ deficit	$51,968

The accompanying notes are an integral part of these consolidated financial statements.

47

NanoTech Entertainment, Inc.

(A Development Stage Company)

Statements of Operation

For the Year
Ended June 30,
2011
Revenues:
Sales, net	$8,284
Less: costs of goods sold	(4,817)
Gross profit	3,467

Operating Expenses:
Selling, general and administrative	1,231,972

Other Income (Expenses)
Interest expense	(133,721)

Net loss before income taxes	(1,228,504)

Provision for income taxes	-

Net loss available to common stockholders	$(1,228,504)

The accompanying notes are an integral part of these consolidated financial statements.

48

NanoTech Entertainment, Inc.

(A Development Stage Company)

Statement of Changes in Stockholders’ Deficit

				Deficit Accumulated
				During the
	Common Stock		Additional	Development	Total
	Shares	Amount	Paid-In Capital	Stage	Stockholders’ Deficit

Balance, June 30, 2010	15,910,000	$15,910	$374,511	$(3,411,357)	$(3,036,421))

Settlement of vendor debt, $.10/share	0			-

Shares issued as Payment Consulting Fees @ $.10/share	0			-

Shares issued in private placement, $.10/share	0			-

Shares issued in private placement, $.05/share	0	0		-

Net loss	-	-	-	$(1,228,504)	$(1,228,504)

Balance, June 30, 2011	15,910,000	$15,910	$374,511	$(4,505,148)	$(3,036,421)

The accompanying notes are an integral part of these consolidated financial statements.

49

NanoTech Entertainment, Inc.

(A Development Stage Company)

Statement of Cash Flow

For the Year
Ended June 30,
2011

Cash flows from operating activities:
Net loss	$(1,228,504)
Depreciation expense	494
Common stock issued for services	0
Changes in operating assets and liabilities:

Increase in inventory	5,848
Increase in prepaid expenses	-6,466
Increase in accounts payable	97,580
Increase in accounts payable – related party	106,598
Increase in accrued interest, notes payable	133,721

Net cash used in operating activities	(290,814)

Cash flows from financing activities:
Cash drawn in excess of bank balance	0
Proceeds from issuance of common stock	0
Proceeds from issuance of convertible debentures	290,814
Net cash provided by financing activities	290,814

Increase (decrease) in cash	(2,760)
Cash, beginning of period	2,803
Cash, end of period	$43

Non-cash investing and financing activities
Issuance of common stock upon conversion of debentures	$0
Issuance of common stock upon conversion of loan	$0
Issuance of common stock in settlement of vendor debt	$0
Conversion of notes payable to convertible debentures	$0

Supplemental cash flow information:
Interest paid in cash	$15,059
Income taxes paid in cash	$-

The accompanying notes are an integral part of these consolidated financial statements.

50

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2010 through June 30, 2011

D.	ORGANIZATION

NanoTech Entertainment, Inc. (“NEI”) was incorporated under the laws of the state of Nevada on November 13, 2007. The Company operates as a virtual manufacturer, developing technology and games, and then licensing such products to third parties for manufacturing and ultimate distribution.

DEVELOPMENT STAGE COMPANY

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic No. 915. The Company’s efforts have been devoted primarily to raising capital, borrowing funds and attempting to implement its planned, principal activities.

E.	SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s periodic filings with the Securities and Exchange Commission include, where applicable, disclosures of estimates, assumptions, uncertainties and markets that could affect the financial statements and future operations of the Company.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from inception, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value. The Company’s cash balances totaled $43 as of June 30, 2011.

51

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2010 through June 30, 2011

C.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

INVENTORY

The Company’s inventory is stated at the lower of cost or market using the FIFO costing method. Inventory on hand totaled $11,924 at June 30, 2011 and consisted entirely of finished goods gaming equipment available and ready for sale.

PROPERTY AND EQUIPMENT

The Company’s property and equipment is comprised of office and computer equipment, which are stated at cost. Depreciation is calculated over the estimated useful lives ranging from 3 to 7 years using the straight – line method. The Company is in the development stage and has only acquired $2,961 in fixed assets since inception, which had accumulated depreciation of $2,961 at June 30, 2011.

REVENUE RECOGNITION

Revenues for gaming equipment sales are recognized when risks associated with ownership have passed to unaffiliated customers, and when all criteria of ASB Topic No. 605 (SAB Topic 13) have been met. Typically, this occurs when finished products are shipped.

52

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2010 through June 30, 2011

G.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

RECENTLY-ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2009 the FASB established the Accounting Standards Codification ("Codification" or "ASC") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). Rules and interpretive releases of the Securities and Exchange Commission ("SEC") issued under authority of federal securities laws are also sources of GAAP for SEC registrants. Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements. The ASC does change the way the guidance is organized and presented.

Statement of Financial Accounting Standards ("SFAS") SFAS No. 165 (ASC Topic 855), "Subsequent Events," SFAS No. 166 (ASC Topic 810), "Accounting for Transfers of Financial Assets-an Amendment of FASB Statement No. 140," SFAS No. 167 (ASC Topic 810), "Amendments to FASB Interpretation No. 46(R)," and SFAS No. 168 (ASC Topic 105), "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles-a replacement of FASB Statement No. 162," were recently issued. SFAS No. 165, 166, 167, and 168 have no current applicability to the Company or their effect on the financial statements would not have been significant.

Accounting Standards Update ("ASU") ASU No. 2009-05 (ASC Topic 820), which amends Fair Value Measurements and Disclosures - Overall, ASU No. 2009-13 (ASC Topic 605), Multiple-Deliverable Revenue Arrangements, ASU No. 2009-14 (ASC Topic 985), Certain Revenue Arrangements that include Software Elements, and various other ASU's No. 2009-2 through ASU No. 2010-18 which contain technical corrections to existing guidance or affect guidance to specialized industries or entities were recently issued. These updates have no current applicability to the Company or their effect on the financial statements would not have been significant.

F.	RELATED PARTY TRANSACTIONS

The Company pays rent expense to one founder pursuant to long-term rent agreements (see Note N) for the use of property for business purposes. The amounts incurred by the Company and paid to the related parties for rent for the period ended June 30, 2011 totaled $184,228. This amount has been recorded in selling, general and administrative expenses for the same period.

53

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2010 through June 30, 2011

H.	RELATED PARTY TRANSACTIONS (CONT’D)

Several of the Company’s current and former officers and their affiliates have provided funding in the form of notes payable, totaling $101,563. The notes carry interest rates ranging from 14% to 20%, resulting in interest expense of $17,163 for the year ended June 30, 2011. The notes are due on demand and therefore classified as current liabilities. Interest has not been imputed due to its immaterial impact on the financial statements.

The Company has employment agreements with one if its remaining founders, David Foley, who, as part of the employment agreement has provided the gaming properties and intellectual property being used by the company for the core of its product offerings.. The Annual salary has been adjusted and is payable in the form of $210,000 in cash and 2,250,000 in stock.

The salaries have been accrued and will be paid as cash flows allow. Interest has not been imputed due to its immaterial impact on the financial statements.

The Company has incurred liabilities in the ordinary course of business with several individuals and entities affiliated with the Company. These amounts totaled $71,072 at June 30, 2011. Interest has not been imputed due to its immaterial impact on the financial statements.

I.	NOTES PAYABLE

The Company has originated the following notes payable with unaffiliated entities and individuals:

	Principal	Interest June 30,
	2011	2011
Note 1, 10% interest, due April 30, 2011	$250,000	$41,668
Note 2, 20% interest, due on demand	25,000	5,835
Note 3, 20% interest, due on demand	5,000	1,083
Totals	280,000	$48,596

The notes are interest payments only, with principal and accrued interest payable upon maturity or demand, as indicated above.

54

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2010 through June 30, 2011

J.	STOCKHOLDERS’ DEFICIT

The Company has authorized 75,000,000 shares of common stock with a par value of $.001, and no preferred stock. As of June 30, 2010 (the most recent fiscal year) the total shares issued and outstanding was 15,910,000. No additional share issuances occurred during the year ended June 30, 2011.

K.	CONVERTIBLE DEBENTURES

During period ending June 30, 2011, the Company issued convertible debentures bearing interest of 30% with terms of two to three years.  The debenture principle and accrued interest may be converted into shares of the Company’s common stock at a conversion price at a discount of up to 70% of the three lowest closing bid prices during the ten days prior to conversion.  During the year ended June 30, 2011, the Company issued debentures totaling $225,850 (convertible into potentially 14,160,366 shares of common stock based on a conversion rate on June 30, 2011). The fair market value of the stock on the convertible debenture issuance dates was $.04

55

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Consolidated Financial Statements

For the Period of July 1, 2010 through June 30, 2011

H.	n/a

I.	INCOME TAXES

The Company recognizes the tax effects of transactions in the year in which such transactions enter into the determination of net income, regardless of when reported for tax purposes. Deferred taxes are provided in the financial statements under ASC Topic No. 740 to give effect to the resulting temporary differences which may arise from differences in the bases of fixed assets, depreciation methods, allowances, and start-up costs based on the income taxes expected to be payable in future years.

L.	GOING CONCERN CONSIDERATIONS

The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. During the year ended June 30, 2011, the Company incurred net losses totaling $1,228,504 resulting in an accumulated deficit of $4,505,148 at June 30, 2011. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company's ability to meet its ongoing financial requirements is dependent on management being able to obtain additional equity and/or debt financing, the realization of which is not assured.

M.	ROYALTIES

The Company has entered into several licensing agreements whereby the Company licenses certain gaming software from various developers. The Company is responsible for paying royalties to the developers based on product sales. In the event that no product is sold, the Company is also required to pay a minimum royalty in order to maintain exclusivity (i.e., the developer cannot license the same software to the Company's competitors). Certain developers also require prepayment of royalties that are either offset by future sales, or expire at the end of a calendar year - at which point they are expensed. No sales of the licensed products had occurred during the period ending June 30, 2011.

N.	SUBSEQUENT EVENTS

n/a

O.	SUBSEQUENT EVENTS (CONT’D)

n/a

56

NanoTech Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Period of July 1, 2009 through June 30, 2010

N.   COMMITMENTS AND CONTINGENCIES

The Company has previously entered into a rental contracts with one of the founders for use of storage facilities, offices, development labs, and utilities for the Company’s operations, production, research and development, sales, and marketing. The Contract requires $16,400 in monthly payments (plus other related minimal costs) to over the Contracts’ term of December 1, 2007 through November 30, 2011. The Contracts are cancellable with a 15-day advance notice only if all security interest has been removed and there are no liens on the properties for loans to the Company in effect. The amounts incurred by the Company and paid for rent for the periods ended June 30, 2011 totaled $184,228. This amount has been recorded in selling, general and administrative expenses for the same period (see Note C). Future minimum rental payments for the remaining life of the Contracts are as follow:

Year Ended June 30,

2012	82,000
Total	$82,000

57

Item 9 Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. –Controls and Procedures

Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including our principal executive and financial officer, we have conducted an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as of the end of the period covered by this report. Based on this evaluation, the board of directors, concluded as of the evaluation date that our disclosure controls and procedures are effective such that the material information required to be included in our Securities and Exchange Commission reports is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms relating to our company,  and was made known to us by others within those entities, particularly during the period when this report was being prepared. It has been determined that the company must set aside appropriate funds each quarter in order to ensure timely payments to auditors and subsequent timely filings. We have since been delisted to the Pink Sheets due to our inability to timely file our reports under the Securities Exchange Act of 1934, we have replaced certain officers of the Company which were responsible for our budgets and filings, and have identified and hired the appropriate staff and outside consultants that will enable us to meet future filing requirements.

Management’s Annual Report on Internal Control Over Financial Reporting.

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The internal control process has been designed, under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external reporting purposes in accordance with accounting principles generally accepted in the United States of America.

Management conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2011, including (i) the control environment, (ii) risk assessment, (iii) control activities, (iv) information and communication, and (v) monitoring, based on the framework in Internal Control – Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). As of June 30, 2011, management has determined that the Company’s internal control over financial reporting as of June 30, 2011 was effective.  We are only limited by the lack of funding in order to meet the ongoing SEC reporting obligations.

Our internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that accurately and fairly reflect, in reasonable detail, transactions and dispositions of assets; and provide reasonable assurances that: (1) transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States; (2) receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) unauthorized acquisitions, use, or disposition of the Company’s assets that could have a material affect on the Company’s financial statements are prevented or timely detected.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparations and presentations. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

58

Changes in Internal Control Over Financial Reporting.

There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the evaluation date.

Item 9B. Other Information

No items required to be reported on Form 8-K during the fourth quarter of the year covered by this report were not previously reported on Form 8-K.

59

PART III

Item 10. Directors, Executive Officers, and Corporate Governance.

Set forth below is the name and age of each individual who was a director or executive officer of NanoTech Entertainment, Inc. as of June 30, 2011, together with all positions and offices of the Company held by each and the term of office and the period during which each has served:

NAME	AGE	POSITION	DATES SERVED

David R. Foley	45	President, Treasurer, Secretary and Director	November 2010 to January 2012

Biographical Information

The following paragraphs set forth brief biographical information for the aforementioned director and executive officer:

David R. Foley - President, Secretary, Treasurer, and Director - David R. Foley is an entrepreneur with an extensive background in software and hardware development. He has designed and patented several award-winning games and innovative technology in the past 20 years. David began his career in software development where he modernized the front office of the Boston Celtics, designing and building automated systems for all facets of the team’s operations from Press Management to Scouting, as well as helping implement a digital scoring system. Software that he and a college friend had developed was sold to Ashton Tate to become a core part of dBase IV. He built Foley Hi-Tech Systems, a video game development studio that developed games for the Sega Genesis and Super Nintendo and delivered multi-million dollar selling games including hits like SpiderMan vs. Kingpin, Taz-Mania and Urban Strike to publishers including Sega and Electronic Arts. Foley also founded HyperWare, and built a product line of hardware and software products for the Arcade Industry. Foley was asked to speak at several trade shows on behalf of Intel to help push the ArcadePC initiative, for which Foley had developed several key pieces of technology. Foley also designed and built the Sega Tournament Network connecting players from around the world to compete on the Sega hit arcade game, Daytona 2. Foley became the VP of Engineering at Quantum3D, and helped grow the Arcade Division to several million dollars in sales. Foley designed the patented Quicksilver II and Graphite systems which were used by major arcade industry companies including Atari, Midway and Sega. Foley invented the UltraCade multi-game system, acquired the rights to the IP and founded UltraCade Technologies. UltraCade Technologies released a home version of its flagship product, branded as Arcade Legends and sold through retail outlets such as Hammacher Schlemmer, Costco and SkyMall catalog. Foley's innovative designs won him two consecutive industries awards for Innovation of the Year in 2005 and 2006. In 2005 Foley was named #48 in the Entrepreneur Magazines Hot 100 issue. Foley branched into the casino gaming market creating, designing, developing and licensing unique game concepts to Bally Technologies and others. His first casino gaming design, Peek-A-Boo video poker, won the 2007 Most Innovative Game award from Bally Technologies. David has been interviewed on several national media outlets including NBC & ESPN. He continues to design and patent ground breaking games and technology leading NanoTech's development staff.

Compliance with Section 16(a) of the Exchange Act

Because we do not have a class of equity securities registered pursuant to Section 12 of the Exchange Act, our executive officers, directors and persons who beneficially own more than 10% of our common stock are not required to file initial reports of ownership and reports of changes in ownership with the SEC under Section 16(a) of the Exchange Act.

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Audit Committee and Audit Committee Financial Expert Disclosure

The Company’s Board of Directors does not have a separately designated audit committee or an “audit committee financial expert.” Audit committee functions are performed by our Board of Directors. None of our directors is deemed independent. All directors also hold positions as our officers. Our audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee.

The Board of Directors does not have an audit committee financial expert at this time due to the fact that the Company has only limited operations and no revenues.  We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our limited operations, we believe the services of a financial expert are not warranted.

Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Item 11.  Executive Compensation

(a) A majority of the Intellectual Property was acquired by the Company in the form of an employment agreement whereby one of the original founders, David R. Foley, assigned the rights to his substantial intellectual property po4rtfolio in return for the compensation outlined in his employment agreement.  To date, Mr. Foley has not been compensated under the terms of his agreement. The Company intends on offering stock in lieu of the past due compensation, and paying the compensation moving forward. There is currently accrued compensation due as of June 30, 2011 totaling $1,553,376.

(b) There are no annuity, pension, or retirement benefits proposed to be paid to officers, directors, or employees of the Corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Corporation.

(c) The currently are employment agreements with one of the founders of the Company. The terms of these employment agreements are as follows:

•	David R. Foley’s current compensation through calendar year-end 2011 is $550,000 USD per annum with a decrease to $210,000 USD for the second half of the calendar year 2011. Currently, Mr. Foley’s salary is accruing on a monthly basis.

Director Compensation

The Directors of the Company do not receive compensation at this time.

Item 12 - Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth the beneficial ownership of the Company's officers, directors, and persons who own more than five percent of the Company's common stock as of June 30, 2011. Under relevant provisions of the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership in 60 days. More than one person may be deemed to be a beneficial owner of the same securities. The percentage ownership of each stockholder is calculated based on 15,910,000 total outstanding shares of our common stock as of June 30, 2010.

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Amount and Nature of Beneficial Ownership as of June 30, 2010:

Name of Individual	# Shares Beneficially Owned	# of Class of Common Stock (1)

Robert Dekett President, Treasurer, Secretary and Director PO Box 50729 Henderson, Nevada 89016	3,000,000	18.9%

Ted D. Campbell II Chief Compliance Officer PO Box 240 Jenks, Oklahoma 74037	0	0.00%

David R. Foley 311 Santa Rosa Drive Los Gatos, California 95032	3,000,000	18.9%

Greenleaf Forum Investments Kevin Murphy, President 1174 Manitou Drive NW Fox Island, WA 98333	1,300,000	8.2%

Takashi and Keiko Yoshida 59 Preston Road Woodside, CA 94062	1,000,000	6.3%

Alan Tolson Skiddaw View Sandale Bolton Gate, Cumbria CA5 1DE UK	1,500,000	9.4%

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Item 13 – Certain Relationships and Related Transactions, Director Independence

The Company pays rent expense to one founder for the use of property for business purposes. The amounts to be paid to the Company’s founder for rent for the years ended June 30, 2011 totaled $184,228. These amounts have been recorded in selling, general and administrative expenses for the same periods.

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Item 14 – Principal Accountant Fees and Services

Audit Fees: All fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements and the review of interim financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2010-2011:	$35,000

2009:	$40,000

2008:	$8,800

Audit-Related Fees: All fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under Item 9(e)(f1) of Schedule 14A.

2010-2011:	$14,500

2009:	$1,750

2008:	$0

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning:

2010-2011:	$0

2009:	$3,000

2008:	$0

All Other Fees:

2010-2011:	$0

2009:	$0

2008:	$0

(5)   Our audit committee's pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X were that the audit committee pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.

(6)   The percentage of hours expended on the principal accountant's engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

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PART IV

Item 15 – Exhibits, Financial Statement Schedules

The following exhibits are included with this filing:

Exhibit No.:	Description:

3.1(i)	Articles of Incorporation and amendments thereto (1) and (2)

3.1(ii)	Bylaws (1)

14	Code of Ethics (1)

31.1	Section 302 Certification by Principal Executive Officer and Principal Financial and Accounting Officer (1)

32.1	Section 906 Certification by Principal Executive Officer and Principal Financial and Accounting Officer (1)

(3)	Filed with the Securities and Exchange Commission on February 12, 2008 as an exhibit numbered as indicated above, to the Registrant’s registration statement on Form S-1 (file no. 333-149184 which exhibit is incorporated herein by reference.
(4)	Amendment to the Article of Incorporation filed with the Securities and Exchange Commission on Form 8-K on May 7, 2009 which exhibit is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoTech Entertainment, Inc.

Date: March 8, 2012	/s/ Bruce Bean
By: Bruce Bean
Chairman

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